[THE AMERICAN FUNDS GROUP(R)]
U.S. GOVERNMENT SECURITIES FUND

Annual Report for the year ended August 31, 1997

Nearly half of your fund's holdings are concentrated in high-quality U.S. Treasury obligations. Managing these "plain vanilla" government bonds is a challenging, complex task, demanding thorough research and a broad base of knowledge and expertise.

[illustrations: U.S. Government Treasury Building, scale, and various graphs]

U.S. GOVERNMENT SECURITIES FUND(SM) seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. GOVERNMENT SECURITIES FUND is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE
(as of August 31, 1997, excluding payment of the 4.75% maximum sales charge)

                      TOTAL RETURNS
   (at net asset value with all distributions reinvested)

ONE YEAR                               +9.1%
LIFETIME (since October 17, 1985)      +149.2%
                                       (8.0% annualized)
30-DAY DISTRIBUTION RATE               6.44%

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 5.57%. The fund's distribution rate as of that date was 6.12%. The SEC yield reflects income the fund expects to earn based on its current holdings, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Here are the fund's average annual compound returns over various periods, with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

                                  Periods Ended
                          8/31/97                9/30/97
                      $scal year-end      latest calendar quarter

       10 YEARS          +7.52%                  +7.95%
        5 YEARS          +4.79%                  +4.74%
        1 YEAR           +3.88%                  +3.58%

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

     In a year of moderate price fluctuation in the bond market, U.S. Government Securities Fund continued to provide shareholders with a steady stream of current income as well as an increase in share value.

     For the 1997 fiscal year ended August 31, the fund paid monthly dividends totaling 88 cents a share. That represents an income return of 7.1% for shareholders who reinvested those dividends in additional shares, and 6.9% for those who took their dividends in cash.

     With yields at the end of the year below those at the start, the fund's share price recorded a gain. (When interest rates decline, bond prices typically rise, and vice versa.) Net asset value rose to $13.03 a share from $12.78 a year earlier, contributing to a total return (dividends plus appreciation) of 9.1% on a reinvested basis. That outpaced the 8.9% average return of the 181 U.S. government funds tracked by Lipper Analytical Services. The unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index rose 9.8% with interest compounded.

     This year's increase brings the fund's total return since it began operations on October 17, 1985 to 149.2% with dividends reinvested - an average annual compound return of 8.0%.

THE YEAR IN REVIEW

     Bond prices advanced in fiscal 1997 but not without dips along the way. Yields ebbed and flowed in a sea of economic data as investor perceptions of potential inflationary pressures shifted between pessimism and optimism. In March, unexpectedly strong economic growth led the Federal Reserve Board to tighten monetary policy by raising a key short-term interest rate. Although bond prices fell sharply on the move, they rebounded throughout the summer as mounting evidence pointed to benign inflation for the foreseeable future.

FUND HIGHLIGHTS

     In keeping with its emphasis on the highest quality bonds, U.S. Government Securities Fund limits its investment universe to obligations issued or guaranteed by the U.S. Treasury and federal agencies. Even within these parameters, however, the fund is well-diversified, with bonds across a wide spectrum of maturities and coupons.

     Nearly 40% of net assets was held in mortgage-backed securities. These instruments, which typically pay higher rates than Treasuries, helped enhance both the fund's income return and total results.

     The major challenge of managing mortgage-backed securities is trying to anticipate when investors could benefit from, or be hurt by, early principal payments of the underlying mortgages. Your fund's investment professionals spend considerable time trying to predict when those prepayments might occur. That research has led to sizable investments in older, "seasoned" mortgages, which are less likely to be refinanced. We have recently purchased a number of adjustable-rate mortgage securities and expect these loans - whose coupons adjust with changes in interest rates - to be somewhat less volatile than their fixed-rate counterparts.

     The lion's share of the portfolio - about 45% of net assets - remains invested in longer term U.S. Treasury securities. In January, the U.S. Treasury issued its first inflation-indexed securities. We have made modest investments in these instruments and are monitoring their progress carefully. An article about the important role U.S. Treasury bonds play in helping meet the objectives of the fund follows this letter.

     In the first half of the year, we shortened the fund's average maturity in an effort to cushion it from possible interest rate increases. (The longer a bond's maturity, the more its price tends to rise and fall in response to interest rate fluctuations.) To that end, we increased our position in short-term instruments to 8% of net assets, double what it was last August. At the close of the year, the fund's average effective maturity was 6.5 years, down from 7.8 years 12 months ago.

LOOKING FORWARD

     Despite a business expansion that has put pressure on manufacturing capacity and tightened labor markets, inflationary pressures appear to be in check. Consumer prices have risen only slightly, while wholesale prices dropped for seven consecutive months (from January to July), the longest streak of producer-price deflation in 50 years. Explanations vary, but include rising productivity, global competition and the flexibility to tap labor resources on a worldwide basis. With the U.S. economy in a remarkable "sweet spot," the favorable bond environment could continue.

     Other factors are also at work. Many investors are looking to bonds as U.S. stock prices continue to surge. The dollar's continued strength could sustain demand for government issues among foreign investors. Finally, a lower budget deficit could slow new bond issuance by the government, making existing Treasuries more attractive.

     At the same time, managing your fund in an economic environment without precedent has presented us with many new challenges. Although we remain cautiously optimistic, we know that the current economic boom will not last indefinitely. With that in mind, we continue to make investment decisions we believe will best serve your long-term interests.

     We look forward to reporting to you in six months.

Cordially,

[/s/ Paul G. Haaga, Jr.]     [/s/ Abner D. Goldstine]
Paul G. Haaga, Jr.           Abner D. Goldstine
Chairman of the Board        President

October 15, 1997


[begin chart]
CHARTING A $10,000 INVESTMENT IN U.S. GOVERNMENT SECURITIES FUND (FOR THE PERIOD OCTOBER 17, 1985 TO AUGUST 31, 1997 WITH DIVIDENDS REINVESTED)

$28,307 /1/ Lehman Brothers Government/Mortgage-Backed Securities Index Index since October 31, 1985.

$23,739 /1/ /2/ U.S. Government Securities Fund
The fund began operations on October 17, 1985.

$14,793 /3/ Consumer Price Index (inflation)
Index since October 31, 1985.

$10,000 original investment

Year          Lehman Brothers       US Government          Consumer Price
Ended         Government/           Securities             Index (inflation)
Aug. 31       Mortgage-Backed       Fund                   Index since Oct.
              Securities            The fund began         31, 1985
              Index since           operations
              Oct. 31, 1985         on Oct. 17, 1985
10/17/85      $9,525                10,000                 10,000
1986          10,779                11,890                 10,092
1987          10,953                12,028                 10,524
1988          11,873                13,014                 10,948
1989          13,040                14,714                 11,463
1990          14,097                15,814                 12,107
1991          15,837                18,109                 12,567
1992          17,904                20,488                 12,962
1993          20,130                22,634                 13,321
1994          19,380                22,324                 13,707
1995          21,048                24,760                 14,066
1996          21,763                25,791                 14,471
1997          23,739                28,307                 14,793

/1/ With dividends reinvested or interest compounded.

/2/ This $gure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end chart]


A QUALITY ISSUE:
UNDERSTANDING U.S. TREASURY SECURITIES

[illustration: U.S. Government Treasury building]

True to its name, a considerable portion of U.S. Government Securities Fund is concentrated in Treasury securities of various maturities. These issues, which make up nearly half of the fund's net assets, form a critical, high-quality anchor for the fund's investments.

     U.S. Treasury securities are backed by the full faith and credit of the U.S. government, making them the safest securities in the world in terms of credit risk. Nonetheless, managing a portfolio of these "plain vanilla" bonds is a complex task that requires a broad base of research and expertise. It demands an understanding of financial and economic developments, knowledge of fiscal and monetary policies and a perspective on stock and bond markets around the world. The investment professionals who manage your fund are more than up to the challenge.

     In the next few pages, we invite you to become better acquainted with the world of U.S. Treasury obligations and how we use these top-grade instruments to help meet the objectives of U.S. Government Securities Fund.

THE MARKETPLACE FOR U.S. TREASURIES

[Sidebar]
Investors in U.S. Treasuries lend money to the government in exchange for an agreed-upon rate of interest. The original loan, or "principal," is returned at a specified "maturity" date.
[End sidebar]

     The seeds of our national debt were planted in 1789, little more than a decade after the United States became a nation. In July of that year, the newly formed Department of the Treasury issued its first bond, borrowing $400,000 to finance, among other things, the first official U.S. delegation to Europe.

[illustration: U.S. Government Treasury building with dollar bills moving in and out of building, "IOU" sign on top of building]

     Today, the United States is the world's largest single issuer of debt, with $3.7 trillion in Treasury securities outstanding. The sheer volume of debt and the large size of individual issues have helped make the market for Treasury bonds the most active and liquid in the world.

     What do these loans pay for? Although securities are generally not earmarked for specific purposes, investors in Treasuries help the U.S. government meet budget shortfalls, pay interest on existing debt and finance a multitude of federal projects. In return, lenders receive steady income, the comfort of a government guarantee on payment of both principal and income, and exemption from most state and local income taxes.

     These securities play another prominent role for investors. Interest rates on Treasuries serve as the benchmark interest rate throughout the U.S. economy, as well as in many international capital markets.

INVESTING IN TREASURY SECURITIES

     Most U.S. Treasuries are first brought to market at regularly scheduled auctions for issues of specific maturities. Participants in these auctions - primarily large commercial banks and investment banking firms - submit bids, which are expressed as yields (the lowest yield equals the highest price).

     The U.S. Treasury offers a broad spectrum of securities across a variety of maturities. Those with original maturities of a year or less are sold as Treasury bills; those with original maturities between two and 10 years are called Treasury notes; while those with original maturities greater than 10 years are known as Treasury bonds. Both notes and bonds pay interest every six months, plus principal at maturity. (Treasury bills, on the other hand, pay a one-time fixed amount at maturity.)

     After the auctions, Treasuries are actively traded in a secondary market by securities dealers who specialize in U.S. government obligations. This secondary market is primarily where the investment professionals who manage U.S. Government Securities Fund - portfolio counselors, research analysts and traders - look for attractive Treasury opportunities for the fund.

     Purchasing these securities requires intimate knowledge of the market. U.S. Treasuries, even those of similar maturities, offer slightly different yields and total return opportunities. Investors may choose between "on the run" securities, which are the most recently issued securities in that general maturity range, and "off the run" (or previously outstanding) issues, which tend to be less actively traded but which may offer better value or a higher yield. Certain broad characteristics, such as "call" provisions (which allow the Treasury to redeem outstanding bonds before their specified maturities), can create opportunities for adding value and improving results.

     Your fund's investment professionals search throughout the vast Treasury market to find the best values for shareholders. Factors such as yield and potential liquidity (the ability to be bought and sold easily) are carefully evaluated before any decisions are made.

[Sidebar]
WHO OWNS U.S. TREASURIES?
Investors include individuals seeking income to meet current expenses, retirement plan participants who want to compound income for the future, and buyers from other countries looking for dollar-denominated investments offering higher yields.

[pie chart]
Investors based outside the U.S.:        33%
Individual households:                   15%
Other:                                   11%
Public and private pension funds:        13%
Federal Reserve Bank:                    11%
Banks and other financial institutions:   9%
Mutual funds:                             8%
Figures as of June 30, 1997.
Source: Federal Reserve Board, flow of funds data.
[end chart]
[End sidebar]


THE EFFECT OF INTEREST RATES

     The "price," or market value, of outstanding Treasury obligations continuously changes with changes in the interest-rate environment. Since the securities pay a fixed rate of interest, the value of a bond goes up if current rates are moving lower, and declines if current rates are moving higher.

     The maturity of a bond plays a critical part in evaluating the effects of interest rate changes. Typically, the longer a bond's maturity - that is, the longer it will continue to pay interest to investors - the greater the impact a rise or decline in interest rates will have on the price it can fetch in the market. Longer term issues normally pay somewhat higher yields to compensate for that greater risk.

[illustration: scale]
[Sidebar] Many factors can affect the market value of Treasuries, including interest rate changes, monetary policy and world politics. [End sidebar]

STUDYING THE YIELD CURVE

     The yield curve shows the relationship at a given time among interest rates on comparable instruments through all maturity ranges. Changes in the shape of the curve give the fund's investment professionals "snapshots" of investor convictions about the health of the economy, the future direction of interest rates and the likelihood of inflation. Here are examples in recent years of yield curves on Treasuries with maturities ranging from three months to 30 years.

[line graph]

Maturity          Yield
                  8/29/97
3 month           5.215
6 month           5.368
1 year            5.559
2 year            5.959
3 year            6.081
5 year            6.221
10 year           6.339
30 year           6.611

[end line graph]

NORMAL CURVE (8/29/97)

This was the yield curve at the end of the fund's fiscal year. The relatively steady upward curve at the short-term end, and the flatness as maturities extend, reflect investor beliefs that, despite a robust U.S. economy, inflation will not be a concern for the foreseeable future.

[line graph]

Maturity          Yield
                  10/15/92
3 month           2.972
6 month           3.099
1 year            3.236
2 year            3.999
3 year            4.492
5 year            5.529
10 year           6.526
30 year           7.507

[end line graph]

STEEP CURVE (10/15/92)

The Federal Reserve Board keeps short-term rates low to help stimulate a weak economy. Sharply higher long-term rates reflect investor convictions that a recovery could cause inflation to become a problem in the future.

[line graph]

Maturity          Yield
                  3/15/89
3 month           8.990
6 month           9.216
1 year            9.484
2 year            9.585
3 year            9.545
5 year            9.421
10 year           9.303
30 year           9.116

[end line graph]

INVERTED CURVE (3/15/89)

To cool a booming economy, the Fed raises rates sharply on short-term instruments to a level above yields on longer instruments. The move helps send the U.S. into a brief recession, leading investors to believe that, with little threat of inflation, long-term rates will stay low for some time.

Source: Bloomberg

     Professional management can help moderate interest rate risk. Your fund's portfolio counselors study the yield curve (see above), which provides important clues about potential price fluctuations. In addition to trying to anticipate changes in its shape, they look for the part of the curve where maturities can provide the most attractive combination of income and potential total return for a given exposure to risk.

     The fund's investment professionals also devote a great deal of effort to studying those factors that could affect the outlook for interest rates. That research includes analyzing economic data on a global basis, keeping a close watch on monetary policy and monitoring legislative activity in Washington.

[illustration: various graphs]

BUILDING A TREASURY PORTFOLIO

     As you can see in the listing on pages 10 and 11, U.S. Government Securities Fund holds nearly two dozen U.S. Treasury obligations. Maturities are in the medium- to long-term range - five to 30 years - and their coupons pay from slightly over 3% for newly created inflation-indexed bonds to nearly 14% for 30-year bonds issued in the early 1980s. (The fund also holds a small number of short-term Treasury bills.) This diverse portfolio was built one security at a time by the fund's four experienced portfolio counselors, who thoroughly considered each security's potential to add value (see example below) before investing in it. Because the fund takes a conservative approach, their investment decisions must strike a fine balance between seeking attractive yield and protecting the value of your investment.

     Of course, as the rest of the portfolio listings show, U.S. Treasuries tell only one part of the U.S. Government Securities Fund story. Your fund also holds other types of securities - mortgage-backed securities, short-term instruments and other agency obligations. Together, these top-quality investments have provided safety-conscious investors with a steady stream of income and a solid foundation for their long-term financial goals.

[Sidebar}

A LOOK AT ONE OF THE FUND'S TREASURY HOLDINGS: 7.25% MAY 2004

     This 10-year bond was first issued in May 1994 during a robust U.S. economy. Bond prices were in a severe decline that reached its nadir in November 1994, when yields on 10-year Treasury bonds climbed to 8.0%.

     We made our first, small investment in this bond in early 1996, when interest rates on 10-year Treasuries were slightly below 6%. Since then, we have used a cautious strategy to add to our position when periods of higher interest rates presented favorable buying opportunities. In addition to providing generous current income, we believe this bond will prove to be an attractive part of the fund's portfolio.

U.S. TREASURY OBLIGATIONS - 44.98%
7.25% - The interest rate paid on the principal amount.
May 2004 - The date the bond "matures" - that is, when it stops paying interest and returns the principal amount.

Principal Amount (000) - $52,000 - The amount scheduled to be returned to the lender (or investor) when the bond "matures." The principal amount often differs from what the fund paid, particularly if the bond was purchased some time after it was originally issued.

Market Value (000) - The market value of the security - what it was worth at the fund's fiscal year-end - $54,608

Percent of Net Assets - The percentage of the portfolio, based on market value, made up by this particular issue - 4.94%
[End sidebar]


The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
August 31, 1997
[pie chart]
U.S. Treasuries                                                45%
GNMAs and Other Mortgage-Backed Securities                     40%
Other Federal Obligations                                       5%
Development Authorities                                         1%
Cash & Equivalents                                              9%
[end pie chart]

                                                        Principal         Market   Percent
                                                           Amount           Value    of Net
                                                            (000)           (000)    Assets

Federal Agency Obligations -
Mortgage Pass-Throughs (1) -      33.41%


Federal Home Loan Mortgage Corp.:
 8.25% 2007                                                $  657          $  677
 8.50% 2009-2021                                           14,442          15,136
 8.75% 2008                                                   608             634
 9.00% 2010-2021                                            5,634           5,985
 10.50% 2006-2016                                             760             834
 10.75% 2009-2010                                             256             281
 11.00% 2011-2016                                             705             786
 11.50% 2011-2015                                             331             373
 11.75% 2011-2014                                             354             397
 12.00% 2000-2016                                           4,601           5,211
 12.25% 2011-2015                                             457             515
 12.50% 2009-2019                                           6,355           7,413      3.63  %
 13.00% 2010-2014                                             831             983
 13.50% 2010-2015                                             239             285
 13.75% 2014                                                   34              40
 14.00% 2011-2014                                             165             196
 14.50% 2010-2011                                              26              32
 14.75% 2010                                                   53              64
 15.00% 2011                                                   51              61
 15.50% 2011                                                   37              45
 16.00% 2012                                                   39              47
 16.25% 2011                                                   79              95
Federal National Mortgage Assn.:
 7.00% 2009-2011                                           27,658          27,764
 8.00% 2005-2023                                            4,746           4,918
 8.307% 2002 (2)                                            4,893           5,058
 8.50% 2007-2027                                           10,322          10,823
 9.00% 2009-2023                                            2,772           2,960
 9.50% 2011-2022                                            2,163           2,328
 10.00% 2017-2021                                           1,460           1,616
 11.00% 1999-2015                                           1,767           1,983
 12.00% 2000-2019                                           1,509           1,731
 12.25% 2013-2014                                             250             288      5.59
 12.50% 2001-2015                                           1,055           1,243
 12.75% 2012                                                   24              28
 13.25% 2011-2014                                             736             871
 14.00% 2013                                                   98             118
 15.00% 2013                                                   13              16
 15.50% 2012                                                   37              45
 16.00% 2012                                                   16              20
Government National Mortgage Assn.:
 5.00% 2026 (2)                                            10,205          10,193
 6.50% 2023-2026 (2)                                       34,387          33,715
 6.875% 2022-2023 (2)                                       5,790           5,933
 7.00% 2008-2026 (2)                                       67,620          68,034
 7.375% 2023-2024 (2)                                       1,517           1,562
 7.50% 2009-2026                                           34,570          35,067
 8.00% 2022-2023                                            8,335           8,680
 8.50% 2020-2026                                           18,672          19,597
 9.00% 2011-2022                                           15,702          16,856
 9.50% 2009-2021                                            9,061           9,837
 9.75% 1999-2012                                            2,061           2,207
 10.00% 2016-2019                                          28,311          31,586
 10.25% 2012                                                  151             163
 10.50% 2015-2019                                           2,502           2,823
 11.00% 2009-2020                                           4,571           5,234     24.19
 11.25% 2001-2016                                           2,520           2,767
 11.50% 2000-2014                                           1,286           1,482
 11.75% 2000-2015                                             239             252
 12.00% 1999-2019                                           2,828           3,298
 12.25% 2013-2015                                             312             358
 12.50% 2010-2015                                           1,976           2,334
 12.75% 2013-2015                                             462             528
 13.00% 2011-2015                                           1,751           2,086
 13.25% 2013-2015                                             279             320
 13.50% 2010-2014                                             988           1,190
 14.00% 2011-2014                                             234             282
 14.50% 2012-2014                                             344             419
 15.00% 2011-2013                                             470             575
 16.00% 2011-2012                                              40              49
                                                                   -------------- ---------
                                                                           369,327    33.41
                                                                   -------------- ---------

Federal Agency Obligations - Other -  3.95%

FNSM Callable Principal STRIPS:
 0%/8.25% 2022 (3)                                          2,000           1,821       .16
Federal Home Loan Bank Notes 6.41% 2003                     5,000           4,884       .44
Federal Home Loan Mortgage Notes:
 6.19% 2004                                                13,915          13,421
 6.27% 2004                                                 7,000           6,803
 6.59% 2003                                                 5,000           4,926      3.35
 6.60% 2003                                                 2,000           1,973
 7.01% 2005                                                10,000           9,866
                                                                   -------------- ---------
                                                                           43,694      3.95
                                                                   -------------- ---------

U. S. Guaranteed Obligations - Other - 1.15%

Big Rivers Electrical Corp. 10.70% 2017                    12,000          12,678      1.15
                                                                   -------------- ---------

Collateralized Mortgage Obligations (1) -   5.09%

Federal Home Loan Mortgage Corp.:
 Series 1716, Class A, 6.50% 2009                          10,585          10,144
 Series 83-A, Class 3, 11.875% 2013                           190             204
 Series 83-B, Class 3, 12.50% 2013                          1,670           1,827
 Series 76, Class F, 9.125% 2020                            1,709           1,768      2.19
 Series 178, Class Z, 9.25% 2021                            2,941           3,136
 Series 1567, Class A, 6.088% 2023 (2)                      1,650           1,531
 Series 1948, Class PJ, 6.65% 2027                          6,000           5,588
Federal National Mortgage Assn.:
 Trust 91-50, Class H, 7.75% 2006                           2,788           2,864
 Trust 91-146, Class Z, 8.00% 2006                          7,165           7,324
 Trust 97-41, Class B, 7.25% 2014                           5,000           5,041
 Trust 35, Class 2, 12.00% 2018                               540             601      2.90
 Trust 90-93, Class G, 5.50% 2020                           3,421           3,210
 Trust 92-119, Class Z, 8.00% 2022                          3,524           3,706
 Trust 97-M6, Class ZA, 6.85% 2026                         10,000           9,307
                                                                   -------------- ---------
                                                                           56,251      5.09
                                                                   -------------- ---------

Collateralized Mortgage Obligations
(Privately Originated)(1),(4) -   1.80%

Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                             3,828           4,131       .37
PaineWebber CMO Pac, Series O, Class 5, 9.50% 2019          5,000           5,395       .49
Ryland Acceptance Corp., Series 88, Class E,
 7.95% 2019                                                10,233          10,421       .94
                                                                   -------------- ---------
                                                                           19,947      1.80
                                                                   -------------- ---------

Development Authorities -  0.26%

International Bank for Reconstruction and
 Development, 12.25% December 2008                          2,000           2,868       .26
                                                                   -------------- ---------




U. S. Treasury Obligations -   44.98%


6.875% July 1999                                           13,250          13,463      1.22
5.875% November 1999                                       16,000          15,952      1.44
8.50% November 2000                                        12,500          13,350      1.21
13.125% May 2001                                           19,000          23,287      2.11
13.375% August 2001                                        10,000          12,470      1.13
6.25% October 2001                                          2,000           2,003       .18
15.75% November 2001                                        5,500           7,404       .67
14.25% February 2002                                       15,000          19,620      1.77
3.625% July 2002 (2),(5)                                   40,000          40,075      3.62
11.625% November 2002                                      38,000          46,918      4.24
10.75% May 2003                                            10,250          12,410      1.12
11.875% November 2003                                      12,000          15,371      1.39
7.25% May 2004                                             52,000          54,608      4.94
7.50% February 2005                                        13,500          14,399      1.30
3.375% January 2007 (2),(5)                                 4,000           3,978       .36
10.375% November 2009                                      25,000          30,535      2.76
10.00% May 2010                                             4,000           4,842       .44
12.75% November 2010                                       10,000          13,936      1.26
13.875% May 2011                                            8,000          11,879      1.08
10.375% November 2012                                      35,000          44,794      4.05
12.00% August 2013                                         11,000          15,604      1.41
8.875% August 2017                                         63,500          78,661      7.12
6.375% August 2027                                          1,800           1,744       .16
                                                                   -------------- ---------
                                                                          497,303     44.98
                                                                   -------------- ---------
Total Bonds and Notes (cost:$999,452,000)                               1,002,068     90.64
                                                                   -------------- ---------


Short-Term Securities

U.S. Treasury Securities - 8.41%

U.S. Treasury Bills due 9/18/97                            20,900          20,846      1.88
U.S. Treasury Bills due 10/9/97                             4,090           4,067       .37
U.S. Treasury Bills due 10/16/97                           49,000          48,687      4.40
U.S. Treasury Bills due 11/6/97                            19,610          19,431      1.76
                                                                   -------------- ---------
                                                                           93,031      8.41
                                                                   -------------- ---------

                                                                   -------------- ---------
Total Short-Term Securities (cost:$93,023,000)                             93,031      8.41
                                                                   -------------- ---------

Total Investment Securities (cost:$1,092,475,000)                       1,095,099     99.05

Excess of cash and receivables over payables                               10,461       .95
                                                                   -------------- ---------
Net Assets                                                              1,105,560    100.00  %
                                                                   -------------- ---------

(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(2) Coupon rate may change periodically.

(3) Zero-coupon bond which will
convert to a coupon-bearing security at a future date.

(4) Comprised of federal agency originated or guaranteed loans.

(5) Inflation-indexed bonds whose principal and interest payments move with changes in a retail price index.

See Notes to Financial Statements

The American Funds Income Series
U.S. Government Securities Fund
Financial Statements
----------------------------------------     --------------------    ---------------
Statement of Assets and Liabilities
at August 31, 1997                                   (dollars in          thousands)
----------------------------------------     --------------------    ---------------
Assets:
Investment securities at market
 (cost: $1,092,475)                                                       $1,095,099
Cash                                                                             502
Receivables for-
 Sales of investments                                      $ 303
 Sales of fund's shares                                    1,672
 Accrued interest                                         12,567              14,542
                                             --------------------    ---------------
                                                                           1,110,143
Liabilities:
Payables for-
 Purchases of investments                                      0
 Repurchases of fund's shares                              1,431
 Dividends payable                                         2,043
 Management services                                         376
 Accrued expenses                                            733               4,583
                                             --------------------    ---------------
Net Assets at August 31, 1997-
 Equivalent to $13.03 per share on
 84,873,762 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                              $1,105,560
                                                                           =========

Statement of Operations
for the year ended August 31, 1997                   (dollars in          thousands)
                                             --------------------    ---------------
Investment Income:
Income:
 Interest                                                                   $ 87,323

Expenses:
 Management services fee                                  $4,700
 Distribution expenses                                     3,059
 Transfer agent fee                                          874
 Reports to shareholders                                     144
 Registration statement and prospectus                        80
 Postage, stationery and supplies                            236
 Trustees' fees                                               24
 Auditing and legal fees                                      41
 Custodian fee                                                53
 Taxes other than federal income tax                          32
 Other expenses                                               24               9,267
                                             --------------------    ---------------
Net investment income                                                         78,056
                                                                     ---------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized loss                                                             (6,208)
Net unrealized (depreciation) appreciation
 on investments:
 Beginning of year                                       (26,927)
 End of year                                               2,624
                                             --------------------
Net unrealized appreciation
 on investments                                                               29,551
                                                                     ---------------
 Net realized loss and
  unrealized appreciation on investments                                      23,343
                                                                     ---------------
Net Increase in Net Assets Resulting
 from Operations                                                            $101,399
                                                                           =========
Statement of Changes in Net
 Assets                                              (dollars in          thousands)
----------------------------------------     ----------------------------------------

                                                      Year ended           August 31
                                                            1997                1996
Operations:                                  --------------------    ---------------
Net investment income                                 $   78,056         $    91,685
Net realized loss on investments                          (6,208)            (21,590)
Net unrealized appreciation (depreciation)
 on investments                                           29,551             (25,171)
                                             --------------------    ---------------
 Net increase in net assets
  resulting from operations                              101,399              44,924
                                             --------------------    ---------------
Dividends Paid to Shareholders                           (78,533)            (89,352)
                                             --------------------    ---------------
Capital Share Transactions:
Proceeds from shares sold:
 13,697,793 and 16,684,657
 shares, respectively                                    177,817             220,093
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 4,328,162 and 4,829,407
 shares respectively                                      56,223              63,705
Cost of shares repurchased:
 28,335,433 and 27,346,462
 shares, respectively                                   (367,751)           (360,421)
                                             --------------------    ---------------
 Net decrease in net assets resulting
  from capital share transactions                       (133,711)            (76,623)
                                             --------------------    ---------------
Total Decrease in Net Assets                            (110,845)           (121,051)

Net Assets:
Beginning of year                                      1,216,405           1,337,456
                                             --------------------    ---------------
End of year (including undistributed
 net investment income of $4,358 and
 $4,835, respectively)                                $1,105,560          $1,216,405
                                                   =============           =========


 See Notes to Financial Statements

U.S. GOVERNMENT SECURITIES FUND

Notes to Financial Statements

1. The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with more than 60 days remaining to maturity are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Trustees or a committee thereof. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,624,000, of which $19,106,000 related to appreciated securities and $16,482,000 related to depreciated securities. During the year ended August 31, 1997, the fund realized, on a tax basis, a net capital loss of $6,208,000 on securities transactions. The fund had available at August 31, 1997 a net capital loss carryforward totaling $103,311,000 which may be used to offset capital gains realized during subsequent years through 2005 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,092,475,000 at August 31, 1997.

3. The fee of $4,700,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1997, distribution expenses under the Plan were $3,059,000. As of August 31, 1997, accrued and unpaid distribution expenses were $618,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $874,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $382,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $60,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated net realized loss on investments was $107,712,000 and paid-in capital was $1,206,290,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $300,117,000 and $475,821,000, respectively, during the year ended August 31, 1997.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $53,000 includes $31,000 that was paid by these credits rather than in cash.



PER-SHARE DATA AND RATIOS
---------------------------------                -------------------------------------- --------
                                                                Year     Ended   August       31
                                                  --------  --------  -------- -------- --------
                                                      1997       1996      1995     1994     1993
                                                  --------  --------  -------- -------- --------
Net Asset Value, Beginning
 of Year                                          $     12. $     13. $     13. $   14.7 $   14.1
                                                  --------  --------  -------- -------- --------

Income from Investment
 Operations:
  Net investment income                                .88       .93      1.01     1.03     1.07
  Net realized and unrealized
   gain (loss) on investments.                         .25      (.49)      .06    (1.56)     .61
   Total income (loss) from                       --------  --------  -------- -------- --------
    investment operations                                                          (.53)        1
                                                  --------  --------  -------- -------- --------
Less Distributions:
 Dividends from net investment
  income                                              (.88)     (.90)    (1.01)   (1.02)   (1.08)
                                                  --------  --------  -------- -------- --------
Net Asset Value, End of Year                      $     13. $     12. $     13. $   13.1 $   14.7
                                                    ======  ========  ======== ======== ========
Total Return*                                         9.08%     3.40%     8.60%  (3.72%)   12.44%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                         $1,106    $1,216    $1,337   $1,373   $1,581
 Ratio of expenses to average
  net assets                                           .80%      .81%      .79%     .78%     .83%
 Ratio of net income to
  average net assets                                 6.74%      7.04%     7.79%    7.35%    7.54%
 Portfolio turnover rate                             28.16%    40.01%    46.77%   71.58%   35.24%


*Calculated without deducting a
sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report
To the Board of Trustees and Shareholders of

The American Funds Income Series
U.S. Government Secutities Fund:

     We have audited the accompanying statement of assets and liabilities of The American Funds Income Series -- U.S. Government Securities Fund (the "Fund", including the schedule of portfolio investments as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series -- U.S. Government Securities Fund at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Los Angeles, California
September 25, 1997


Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 48% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are report for the fiscal year and not a calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 1998 to determine the CALENDAR YEAR amounts to be included on their respective 1997 tax returns. Shareholders should consult their tax advisers.

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief Executive Of$cer,
The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
Chief Executive Of$cer and President,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller & Company, Inc.
($nancial management consulting)

ABNER D. GOLDSTINE, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive Of$cer,
AECOM Technology Corporation (architectural engineering)

PETER C. VALLI, Long Beach, California
Retired; former Chairman of the Board, BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

OF$CES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR $NANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA   AGD/AL/3209
Lit. No. GVT-011-1097
[The American Funds Group(R)]